Exhibit 99.1     Financial Statements of Orbital Gas Systems Limited

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AND SUPPLEMENTARY DATA

INDEPENDENT AUDITOR’S REPORT

Shareholders and Board of Directors

Orbital Gas Systems Limited

We have audited the accompanying balance sheets of Orbital Gas Systems Limited as of June 30, 2012 and 2011, and the related profit and loss accounts, statements of total recognized gains and losses, note of historical cost profits and losses, reconciliation of net cash flow to movement in net funds, reconciliation of movements in shareholders’ funds, and statements of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orbital Gas Systems Limited as of June 30, 2012 and 2011, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United Kingdom.

Generally accepted accounting principles in the United Kingdom vary in certain significant respects from generally accepted accounting principles in the United States of America. Application of generally accepted accounting principles in the United States of America (“U.S. GAAP”) would have affected the results of operations of the company for the years ended June 30, 2012 and 2011 to the extent summarized in Note 22 to the financial statements.

/s/ BAKER TILLY VIRCHOW KRAUSE, LLP

Minneapolis, Minnesota

March 2, 2013

F-1

Orbital Gas Systems Limited

PROFIT AND LOSS ACCOUNT

for the years ended 30 June 2012 and 2011

		2012	2011
	Note	£	£
TURNOVER – CONTINUING OPERATIONS	1	13,997,850	13,751,265
Cost of sales		(7,808,629)	(8,844,758)
GROSS PROFIT		6,189,221	4,906,507
Distribution costs		(282,498)	(239,807)
Administrative expenses		(3,640,460)	(3,687,610)
OPERATING PROFIT – CONTINUING OPERATIONS		2,266,263	979,090
Interest receivable and similar income	2	21,697	14,184
Interest payable and similar charges	3	(4,822)	(836)
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	4 – 5	2,283,138	992,438
Taxation	6	(493,617)	(206,224)
PROFIT FOR THE FINANCIAL YEAR	15	1,789,521	786,214

F-2

Orbital Gas Systems Limited

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

for the years ended 30 June 2012 and 2011

	2012	2011
	£	£
Profit for the financial year	1,789,521	786,214
Unrealised deficit on revaluation of properties	—	(42,547)
TOTAL RECOGNISED GAINS AND LOSSES RELATING TO THE FINANCIAL YEAR	1,789,521	743,667

NOTE OF HISTORICAL COST PROFITS AND LOSSES

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	2,283,138	992,438
Difference between a historical cost depreciation charge and the actual depreciation charge calculated on the revalued amount	2,768	(878)
HISTORICAL COST PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	2,285,906	991,560
HISTORICAL COST PROFIT FOR THE YEAR RETAINED AFTER TAXATION	1,792,289	785,336

F-3

Orbital Gas Systems Limited

BALANCE SHEET

for the years ended 30 June 2012 and 2011

	Note	2012		2011
	£	£	£	£	£
FIXED ASSETS
Tangible assets	7		865,834		735,819
CURRENT ASSETS
Stocks	9	386,937		683,034
Debtors	10	3,927,279		2,899,231
Cash at bank and in hand		3,883,485		4,393,293
		8,197,701		7,975,558
CREDITORS: Amounts falling due within one year	11	(6,294,482)		(7,813,000)
NET CURRENT ASSETS			1,903,219		162,558
TOTAL ASSETS LESS CURRENT LIABILITIES			2,769,053		898,377
CREDITORS: Amounts falling due after more than one year	12		(70,080)		—
PROVISION FOR LIABILITIES	13		(28,268)		(17,193)
NET ASSETS			2,670,705		881,184
CAPITAL AND RESERVES
Called up share capital	14		3,817		3,817
Revaluation reserve	15		87,940		85,172
Capital redemption reserve	15		1,183		1,183
Profit and loss account	15		2,577,765		791,012
SHAREHOLDERS’ FUNDS			2,670,705		881,184

F-4

Orbital Gas Systems Limited

CASH FLOW STATEMENT

for the years ended 30 June 2012 and 2011

		2012	2011
	Note	£	£
NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES	16	(228,288)	2,430,757
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE	17a	16,875	13,348
TAXATION		(190,344)	(133,287)
CAPITAL EXPENDITURE	17b	(39,482)	(96,118)
		(441,239)	2,214,700
FINANCING	17c	(68,569)	(35,781)
(DECREASE)/INCREASE IN CASH IN THE YEAR		(509,808)	2,178,919

F-5

RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

for the years ended 30 June 2012 and 2011

		2012	2011
	Note	£	£
(DECREASE)/INCREASE IN CASH IN THE YEAR		(509,808)	2,178,919
New finance leases		(181,576)	—
Change in net debt resulting from cash flows		68,569	35,781
MOVEMENT IN NET DEBT		(622,815)	2,214,700
NET FUNDS AT START OF YEAR		4,388,852	2,174,152
NET FUNDS AT END OF YEAR	18	3,766,037	4,388,852

F-6

Orbital Gas Systems Limited

RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

for the years ended 30 June 2012 and 2011

	2012	2011
	£	£
PROFIT FOR THE FINANCIAL YEAR	1,789,521	786,214
Other recognised gains and losses relating to the year	—	(42,547)
NET ADDITION TO SHAREHOLDERS’ FUNDS	1,789,521	743,667
Opening shareholders’ funds	881,184	137,517
CLOSING SHAREHOLDERS’ FUNDS	2,670,705	881,184

F-7

Orbital Gas Systems Limited

ACCOUNTING POLICIES

AUTHORIZATION OF NON-STATUTORY FINANCIAL STATEMENTS

The financial statements of Orbital Gas Systems Limited (‘‘Orbital’’ or ‘‘the company’’) were authorised for issue by the Board of Directors and the balance sheet was signed on the board’s behalf by a director. Orbital is a private limited company incorporated and domiciled in England and Wales.

PRINCIPAL ACTIVITIES

The principal activity of the company during the year was that of the supply and installation of gas control systems.

BASIS OF ACCOUNTING

The financial statements have been prepared under the historical cost convention, modified to include the revaluation of freehold properties, and in accordance with applicable United Kingdom accounting standards.

The financial statements present information about the company as an individual undertaking and not about its group, as the company has taken advantage of the exemption provided by section 402 of the Companies Act 2006 not to prepare consolidated financial statements as the directors consider that the company’s subsidiary be excluded from consolidation on the grounds of it being immaterial for purpose of true and fair view. The subsidiary company is a dormant company.

The financial statements are presented in Sterling.

BASIS OF PREPARATION

The directors are constantly reviewing resource competence and availability and believe that the company has adequate current resources to continue in operational existence for at least the next twelve months. Thus they continue to adopt the going concern basis of accounting in preparing the annual financial statements.

TANGIBLE FIXED ASSETS

Tangible fixed assets are stated at cost or valuation net of depreciation and any provision for impairment.

Depreciation is provided on all tangible fixed assets except for freehold land at rates calculated to write each asset down to its estimated residual value over its expected useful life, as follows:-

Freehold property	- 2% on cost
Improvements to freehold property	- 10% on cost
Plant and machinery	- 20% on cost
Fixtures and fittings	- 10% – 33% on cost
Computer equipment	- 33% on cost
Motor vehicles	- 25% on cost

Freehold properties are revalued in accordance with FRS 15 with a full valuation carried by professionally qualified Chartered Surveyors on an existing use open market value basis, in accordance with the Statement of Assets Valuation Practice No. 4 and the Guidance Notes of the Royal Institution of Chartered Surveyors every five years and an interim valuation is carried out in year three.

IMPAIRMENTS

Fixed assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amount may not be recoverable or as otherwise required by relevant accounting standards.

Shortfalls between the carrying value of fixed assets and their recoverable amounts, being the higher of net realisable value and value-in-use, are recognised as impairments. Impairments of revalued assets, except those caused by a clear consumption of economic benefit, are recognised in the statement of total recognised gains and losses until the carrying amount reaches depreciated historic cost. All other impairment losses are recognised in the profit and loss account.

F-8

Orbital Gas Systems Limited

 ACCOUNTING POLICIES

STOCKS AND WORK IN PROGRESS

Stocks are stated at the lower of cost and net realisable value. In determining the cost of raw materials, consumables and goods purchased for resale, the weighted average purchase price is used.

For work in progress and finished goods, cost is taken as production cost, which includes an appropriate proportion of attributable overheads.

LONG TERM CONTRACTS

Long term contracts are assessed on a contract by contract basis and reflected in the profit and loss account by recording turnover and related costs as contract activity progresses. Turnover is ascertained in a manner appropriate to the stage of completion of the contract, and credit taken for profit earned to date when the outcome of the contract can be assessed with reasonable certainty. In respect of contracts where the degree of work completed is certified by either a third party or the customer then turnover is recognised based on these work certificates. In respect of contracts where work certificates are not obtained then turnover is recognised based on a percentage of completion against the contract value. Percentage completion is measured on the basis of costs incurred to the year end against the estimated total costs of the contract. The amount by which turnover exceeds payments on account is classified as ‘‘amounts recoverable on contracts’’ and included in debtors; to the extent that payments on account exceed relevant turnover and long term contract balances, the excess is included as a creditor. The amount of long term contracts, at cost net of amounts transferred to cost of sales, less provision for foreseeable losses and payments on account not matched with turnover, is included within stocks.

DEFERRED TAXATION

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Timing differences are differences between the company’s taxable profits and its results as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements.

Deferred tax is measured at the average tax rates that are expected to apply in the years in which timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantively enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

FOREIGN CURRENCIES

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of ransaction. All differences are taken to the profit and loss account.

LEASED ASSETS AND OBLIGATIONS

Where assets are financed by leasing agreements that give rights approximating to ownership (‘‘finance leases’’), the assets are treated as if they had been purchased outright. The amount capitalised is the present value of the minimum lease payments payable during the lease term. The corresponding leasing commitments are shown as obligations to the lessor.

Lease payments are treated as consisting of capital and interest elements, and the interest is charged to the profit and loss account in proportion to the remaining balance outstanding.

All other leases are ‘‘operating leases’’ and the annual rentals are charged to profit and loss on a straight line basis over the lease term.

F-9

Orbital Gas Systems Limited

 ACCOUNTING POLICIES

RETIREMENT BENEFITS

The company operates a defined contribution scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The amount charged to the profit and loss account in respect of pension costs is the contributions payable in the year. Differences between contributions payable in the year and contributions actually paid are shown as either accruals or prepayments in the balance sheet.

RESEARCH AND DEVELOPMENT

Research and development is written off to the profit and loss account as it is incurred.

INVESTMENTS

Fixed asset investments are stated at cost. Provision is made for any impairment in the value of fixed asset investments.

TURNOVER

Turnover is recognised at the fair value of the consideration received or receivable for sale of goods and/or services in the ordinary nature of the business. Turnover is shown net of Value Added Tax, of goods sold and services provided to external customers and, in the case of long term contracts, credit is taken appropriate to the stage of completion when the outcome of the contract can be assessed with reasonable certainty. In respect of contracts where the degree of work completed is certified by either a third party or the customer then turnover is recognised based on these work certificates. In respect of contracts where work certificates are not obtained then turnover is recognised based on a percentage of completion against the contract value. Percentage completion is measured on the basis of costs incurred to the year end against the estimated total costs of the contract.

CASH AND CASH EQUIVALENTS

Cash for the purpose of the cash flow statement comprises cash in hand and deposits repayable on demand less overdrafts repayable on demand.

F-10

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

1	TURNOVER

The company’s turnover and profit before taxation were all derived from its principal activity.

In the year to 30 June 2012, 2% of the company’s turnover was derived from markets outside the United Kingdom (2011: 3%).

2	INTEREST RECEIVABLE AND SIMILAR INCOME

	2012	2011
	£	£
Bank interest	21,697	14,184

3	INTEREST PAYABLE AND SIMILAR CHARGES

	2012	2011
	£	£
Finance leases	4,822	836

4	PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

	2012	2011
	£	£
Profit on ordinary activities before taxation is stated after charging/(crediting):

Depreciation and amounts written off tangible fixed assets:
Charge for the year:
Owned assets	53,124	33,089
Leased assets	54,465	38,551
Profit on disposal of tangible fixed assets	(16,546)	(2,350)
(Profit)/loss on foreign exchange	(235)	4,625

Operating lease rentals:
Land and buildings	8,974	—
Plant and machinery	117,947	82,649

F-11

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

5	EMPLOYEES

The average monthly number of persons (including directors) employed by the company during the year was:

	2012	2011
	Number	Number
Management	10	9
Service	27	21
Administration	39	33
	76	63

Staff costs for the above persons:

	2012	2011
	£	£
Wages and salaries	4,241,649	4,097,003
Social security costs	498,777	442,366
Other pension costs	81,688	72,074
	4,822,114	4,611443

DIRECTORS’ REMUNERATION

	2012	2011
	£	£
Emoluments	1,981,379	2,199,427
Money purchase pension contributions	17,500	16,558
	1,998,879	2,215,985

The number of directors to whom retirement benefits were accruing was as follows:

	2012	2011
	Number	Number
Money purchase schemes	2	2

	Highest paid director
	2012	2011
	£	£
Emoluments	1,576,474	1,803,269
Money purchase pension contributions	10,000	9,475
	1,586,474	1,812,744

F-12

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

6	TAXATION

	2012		2011
	£	£	£	£
Current tax:
UK corporation tax on profits of the year	482,542		190,354
Adjustments in respect of previous years	—		(3)
Total current tax		482,542		190,351

Deferred tax:
Origination and reversal of timing differences	12,398		15,966
Adjustment in respect of prior years	(1,323)		(93)
Total deferred tax		11,075		15,873
Tax on profit on ordinary activities		493,617		206,224

Factors affecting tax charge for year:

	2012	2011
	£	£
The tax assessed for the year is lower (2011: lower) than the standard rate of corporation tax in the UK 25.5% (2011: 27.5%). The differences are explained below:
Profit on ordinary activities before tax	2,283,138	992,438
Profit on ordinary activities multiplied by standard rate of corporation tax in the UK 25.5% (2011: 27.5%)	582,262	272,934

Effects of:
Expenses not deductible for tax purposes	10,826	3,619
Fixed asset timing differences	(13,174)	(16,888)
Research and development tax credits	(97,372)	(56,466)
Marginal relief	—	(12,845)
Adjustment in respect of previous year	—	(3)
Current tax charge for the year	482,542	190,351

F-13

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

7	TANGIBLE FIXED ASSETS

			Fixtures
	Freehold	Plant and	and	Computer	Motor
	property	machinery	fittings	equipment	vehicles	Total
	£	£	£	£	£	£
Cost or valuation
At beginning of year	550,000	200,774	245,317	111,145	227,887	1,335,123
Additions	9,080	23,834	1,602	11,833	194,867	241,216
Disposals	—	(6,250)	—	—	(112,114)	(118,364)
Reclassification	—	—	(9,847)	9,847	—	—
At end of year	559,080	218,358	237,072	132,825	310,640	1,457,975
Depreciation
At beginning of year	—	172,060	140,994	91,039	195,211	599,304
Charged in the year	6,826	12,106	20,274	12,917	55,466	107,589
Disposals	—	(6,250)	—	—	(108,502)	(114,752)
Reclassification	—	—	(5,960)	5,960	—	—
At end of year	6,826	177,916	155,308	109,916	142,175	592,141
Net book value
At 30 June 2012	552,254	40,442	81,764	22,909	168,465	865,834
At 30 June 2011	550,000	28,714	104,323	20,106	32,676	735,819
Cost or valuation at 30 June 2012
Cost	9,080	218,358	237,072	132,825	310,640	907,975
Valuation	550,000	—	—	—	—	550,000
	559,080	218,358	237,072	132,825	310,640	1,457,975

Included in the cost or valuation of freehold property is freehold land of £275,000 (2011: £275,000) which is not depreciated. If the freehold property had not been revalued, they would have been included at the following historical cost:

	2012	2011
	£	£
Cost	609,992	600,913
Aggregate depreciation	175,497	165,903
Value of land in freehold property	200,000	200,000

On 23 May 2011 the freehold land and buildings were revalued by Butters John Bee, Chartered Surveyors. The open market value of the freehold interest in the property free from encumbrance, with the benefit of full possession is £550,000. The valuation has been carried out with the guidance notes issued by The Royal Institute of Chartered Surveyors for Asset Valuations.

The net book value of motor vehicles held under hire purchase contracts is £146,913 (2011: £31,245) and the depreciation charged on these assets was £54,465 (2011: £38,551).

F-14

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

8	FIXED ASSET INVESTMENTS

The company’s investments at the balance sheet date in share capital of companies include the following:

Name of company	Class and % of shares held	Activity
Orbital Gas (Process and	100% Ordinary	Dormant
Instrumentation) Limited

The subsidiary company is registered in England and Wales.

The carrying value of these investments is £nil (2011: £nil).

9	STOCKS

	2012	2011
	£	£
Raw materials and consumables	154,975	193,389
Work in progress	231,962	489,645
	386,937	683,034

10	DEBTORS

	2012	2011
	£	£
Due within one year:
Trade debtors	3,015,418	1,736,961
Amounts recoverable on contracts	872,654	1,122,377
Prepayments	39,207	39,893
	3,927,279	2,899,231

11	CREDITORS: Amounts falling due within one year

	2012	2011
	£	£
Obligations under finance leases and hire purchase contracts	47,368	4,441
Payments received on account	302,352	425,832
Trade creditors	1,557,231	1,705,085
Amounts owed to group undertakings	134,030	134,030
Corporation tax	482,552	190,354
Other taxation and social security	650,747	902,329
Accruals	3,120,202	4,450,929
	6,294,482	7,813,000

The bank facility is secured by a fixed and floating charge on all assets of the company.

The company also has guarantees and bonds to third parties in place issued by the National Westminster Bank Plc of £420,353 at 30 June 2012 (2011: £156,983).

F-15

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

12	CREDITORS: Amounts falling due after more than one year

	2012	2011
	£	£
Obligations under finance leases and hire purchase contracts	70,080	—

The maturity of obligations under finance leases and hire purchase contracts is as follows:

	2012	2011
	£	£
Within one year	47,368	4,441
Between one and two years	50,088	—
In more than two but no more than five years	19,992	—
	117,448	4,441

13	PROVISIONS FOR LIABILITIES

Deferred
taxation
£
At beginning of year	17,193
Charge during the year	11,075
At end of year	28,268

	2012		2011
	Provided	Unprovided	Provided	Unprovided
	£	£	£	£
Provision for deferred tax has been made as follows:
Excess of tax allowances over depreciation	28,268	—	17,193	—

14	SHARE CAPITAL

	2012	2011
	£	£
Allotted, called up and fully paid:
3,817 ordinary shares of £1 each	3,817	3,817

15	RESERVES

			Capital
	Profit and	Revaluation	redemption
	loss account	reserve	reserve	Total
	£	£	£	£
At 1 July 2011	791,012	85,172	1,183	877,367
Profit for the year	1,789,521	—	—	1,789,521
Revaluation reserve transfer	(2,768)	2,768	—	—
At 30 June 2012	2,577,765	87,940	1,183	2,666,888

F-16

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

16	RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2012	2011
	£	£
Operating profit	2,266,263	979,090
Depreciation charges	107,589	71,640
Profit on disposal of fixed assets	(16,546)	(2,350)
Decrease/(increase) in stocks	296,097	(276,039)
(Increase)/decrease in debtors	(1,028,048)	403,668
(Decrease)/increase in creditors	(1,853,643)	1,254,748
NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES	(228,288)	2,430,757

17	ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

		2012	2011
		£	£
a	RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
	Interest received	21,697	14,184
	Interest element of hire purchase payments	(4,822)	(836)
	NET CASH INFLOW FOR RETURNS ON INVESTMENTS AND SERVICING OF FINANCE	16,875	13,348
b	CAPITAL EXPENDITURE
	Purchase of tangible fixed assets	(59,640)	(98,468)
	Sale of tangible fixed assets	20,158	2,350
	NET CASH OUTFLOW FOR CAPITAL EXPENDITURE	(39,482)	(96,118)
c	FINANCING
	Capital element of finance lease repayments	(68,569)	(35,781)
	NET CASH OUTFLOW FROM FINANCING	(68,569)	(35,781)

18	ANALYSIS OF CHANGES IN NET FUNDS

	At 1	New finance		At 30
	July 2011	leases	Cash flow	June 2012
	£	£	£	£
Net cash:
Cash at bank and in hand	4,393,293	—	(509,808)	3,883,485

Debt:
Finance leases	(4,441)	(181,576)	68,569	(117,448)
Total	4,388,852	(181,576)	(441,239)	3,766,037

F-17

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the years ended 30 June 2012 and 2011

19	OPERATING LEASE COMMITMENTS

At 30 June the company had annual commitments under non-cancellable leases as follows:

	2012			2011
	Land and	Plant and		Land and	Plant and
	buildings	machinery	Total	buildings	machinery	Total
	£	£	£	£	£	£
Other operating leases expiring within 1 year	9,081	30,336	39,417	—	—	—
Other operating leases expiring between 2 and 5 Years	—	11,559	11,559	10,896	34,545	45,441
	9,081	41,895	50,976	10,896	34,545	45,441

20	CAPITAL COMMITMENTS

There were no capital commitments (2011: £nil) at the end of the financial year.

21	PENSION COMMITMENTS

The company operates a defined contribution pension scheme.

The pension cost charge represents contributions payable by the company and amounted to £81,688 (2011: £72,074). There were no outstanding or prepaid contributions at either the beginning or end of the financial year.

22	U.S. GAAP RECONCILIATION

Management performed an analysis of the differences between U.K. GAAP and U.S. GAAP. Based upon this review, the following is the U.S. GAAP reconciliation of the Orbital financial statements prepared under U.K. GAAP:

	For the Year Ended June 30,
	2012		2011
	Profit and	Shareholders	Profit and	Shareholders
	Loss	Funds	Loss	Funds
RESULTS UNDER U.K. GAAP
Profit for the financial year	£1,789,521		£786,214
Surplus on Shareholders Funds		£2,670,705		£881,184

U.S. GAAP REPORTING ADJUSTMENTS
Reversal of revaluation reserve	—	(87,940)	—	(85,172)
Accrual for paid time off	(54,000)	(54,000)	(46,000)	(46,000)
RESULTS UNDER U.S. GAAP	£1,735,521	£2,528,765	£740,214	£750,012

U.K. GAAP allows for the revaluation of fixed assets. The Company has over time recorded a surplus balance in the revaluation reserve account. U.S. GAAP does not allow for the revaluation of fixed assets and therefore this balance has been reversed.

U.K. GAAP does not contain provisions for the accrual for vacation or paid time off. U.S. GAAP requires that an employer accrue for employees compensation of future absences that have been earned and are payable.

F-18

Orbital Gas Systems Limited

UNAUDITED PROFIT AND LOSS ACCOUNT

for the six months ended 31 December 2012 and 2011

		2012	2011
	Note	£	£
TURNOVER – CONTINUING OPERATIONS	1	6,634,890	6,101,593
Cost of sales		(3,590,721)	(3,828,079)
GROSS PROFIT		3,044,169	2,273,514
Distribution costs		(39,735)	(56,290)
Administrative expenses		(1,392,440)	(1,100,497)
OPERATING PROFIT – CONTINUING OPERATIONS		1,611,994	1,116,727
Interest receivable and similar income	2	15,921	8,152
Interest payable and similar charges	3	(2,951)	(1,641)
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	4 – 5	1,624,964	1,123,238
Taxation	6	(339,991)	(241,543)
PROFIT FOR THE FINANCIAL PERIOD	15	1,284,973	881,695

F-19

Orbital Gas Systems Limited

UNAUDITED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

for the six months ended 31 December 2012 and 2011

	2012	2011
	£	£
Profit for the financial period	1,284,973	881,695
Unrealised deficit on revaluation of properties	—	0
TOTAL RECOGNISED GAINS AND LOSSES RELATING TO THE FINANCIAL PERIOD	1,284,973	881,695

UNAUDITED NOTE OF HISTORICAL COST PROFITS AND LOSSES

for the six months ended 31 December 2012 and 2011

	2012	2011
	£	£
PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	1,624,964	1,123,238
Difference between a historical cost depreciation charge and the actual depreciation charge calculated on the revalued amount	—	—
HISTORICAL COST PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION	1,624,964	1,123,238
HISTORICAL COST PROFIT FOR THE PERIOD RETAINED AFTER TAXATION	1,284,973	881,695

F-20

Orbital Gas Systems Limited

UNAUDITED BALANCE SHEET

at 31 December 2012 and 2011

		2012		2011
	Note	£	£	£	£
FIXED ASSETS
Tangible assets	7		812,821		842,130
CURRENT ASSETS
Stocks	9	395,331		795,290
Debtors	10	2,097,906		1,778,428
Cash at bank and in hand		5,678,794		4,238,095
		8,172,031		6,811,813

CREDITORS: Amounts falling due within one year	11	(4,958,179)		(5,798,531)
NET CURRENT ASSETS			3,213,852		1,013,282
TOTAL ASSETS LESS CURRENT LIABILITIES			4,026,673		1,855,412
CREDITORS: Amounts falling due after more than one year	12		(42,727)		(71,838)
PROVISION FOR LIABILITIES	13		(28,268)		(17,193)
NET ASSETS			3,955,678		1,766,381
CAPITAL AND RESERVES
Called up share capital	14		3,817		3,817
Revaluation reserve	15		87,940		85,172
Capital redemption reserve	15		1,183		1,183
Profit and loss account	15		3,862,738		1,676,209
SHAREHOLDERS’ FUNDS			3,955,678		1,766,381

F-21

Orbital Gas Systems Limited

UNAUDITED CASH FLOW STATEMENT

for the six months ended 31 December 2012 and 2011

		2012	2011
	Note	£	£
NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES	16	2,159,478	257,668
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE	17a	12,970	6,511
TAXATION		(339,991)	(241,543)
CAPITAL EXPENDITURE	17b	(18,357)	(167,878)
		1,814,100	(145,242)
FINANCING	17c	(18,791)	(9,956)
(DECREASE)/INCREASE IN CASH IN THE PERIOD		1,795,309	(155,198)

UNAUDITED RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS

for the six months ended 31 December 2012 and 2011

		2012	2011
	Note	£	£
(DECREASE)/INCREASE IN CASH IN THE PERIOD		1,795,309	(155,198)
New finance leases		—	(124,759)
Change in net debt resulting from cash flows		18,791	13,458
MOVEMENT IN NET DEBT		1,814,100	(266,499)
NET FUNDS AT START OF PERIOD		3,766,037	4,388,852
NET FUNDS AT END OF PERIOD	18	5,580,137	4,122,353

F-22

Orbital Gas Systems Limited

UNAUDITED RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ FUNDS

for the year ended 30 June 2012

		2012	2011
	Note	£	£
PROFIT FOR THE FINANCIAL PERIOD		1,284,973	881,695
Other additions to equity during the period		—	3,502
NET ADDITION TO SHAREHOLDERS’ FUNDS		1,284,973	885,197
Opening shareholders’ funds		2,670,705	881,184
CLOSING SHAREHOLDERS’ FUNDS		3,955,678	1,766,381

F-23

Orbital Gas Systems Limited

ACCOUNTING POLICIES

AUTHORIZATION OF NON-STATUTORY FINANCIAL STATEMENTS

The financial statements of Orbital Gas Systems Limited (‘‘Orbital’’ or ‘‘the company’’) were authorised for issue by the Board of Directors and the balance sheet was signed on the board’s behalf by a director. Orbital is a private limited company incorporated and domiciled in England and Wales.

PRINCIPAL ACTIVITIES

The principal activity of the company during the year was that of the supply and installation of gas control systems.

BASIS OF ACCOUNTING

The financial statements have been prepared under the historical cost convention, modified to include the revaluation of freehold properties, and in accordance with applicable United Kingdom accounting standards.

The financial statements present information about the company as an individual undertaking and not about its group, as the company has taken advantage of the exemption provided by section 402 of the Companies Act 2006 not to prepare consolidated financial statements as the directors consider that the company’s subsidiary be excluded from consolidation on the grounds of it being immaterial for purpose of true and fair view. The subsidiary company is a dormant company.

The financial statements are presented in sterling.

BASIS OF PREPARATION

The unaudited interim financial statements and notes should be read in conjunction with the annual financial statements for the year ended 30 June 2012.

The directors are constantly reviewing resource competence and availability and believe that the company has adequate current resources to continue in operational existence for the next twelve months. Thus they continue to adopt the going concern basis of accounting in preparing the reviewed six months financial statements.

TANGIBLE FIXED ASSETS

Tangible fixed assets are stated at cost or valuation net of depreciation and any provision for impairment.

Depreciation is provided on all tangible fixed assets except for freehold land at rates calculated to write each asset down to its estimated residual value over its expected useful life, as follows:-

Freehold property	- 2% on cost
Improvements to freehold property	- 10% on cost
Plant and machinery	- 20% on cost
Fixtures and fittings	- 10% – 33% on cost
Computer equipment	- 33% on cost
Motor vehicles	- 25% on cost

Freehold properties are revalued in accordance with FRS 15 with a full valuation carried by professionally qualified Chartered Surveyors on an existing use open market value basis, in accordance with the Statement of Assets Valuation Practice No. 4 and the Guidance Notes of the Royal Institution of Chartered Surveyors every five years and an interim valuation is carried out in year three.

IMPAIRMENTS

Fixed assets are reviewed for impairment if events or changes in circumstances indicate that the carrying amount may not be recoverable or as otherwise required by relevant accounting standards.

Shortfalls between the carrying value of fixed assets and their recoverable amounts, being the higher of net realisable value and value-in-use, are recognised as impairments. Impairments of revalued assets, except those caused by a clear consumption of economic benefit, are recognised in the statement of total recognised gains and losses until the carrying amount reaches depreciated historic cost. All other impairment losses are recognised in the profit and loss account.

F-24

Orbital Gas Systems Limited

ACCOUNTING POLICIES

STOCKS AND WORK IN PROGRESS

Stocks are stated at the lower of cost and net realisable value. In determining the cost of raw materials, consumables and goods purchased for resale, the weighted average purchase price is used.

For work in progress and finished goods, cost is taken as production cost, which includes an appropriate proportion of attributable overheads.

LONG TERM CONTRACTS

Long term contracts are assessed on a contract by contract basis and reflected in the profit and loss account by recording turnover and related costs as contract activity progresses. Turnover is ascertained in a manner appropriate to the stage of completion of the contract, and credit taken for profit earned to date when the outcome of the contract can be assessed with reasonable certainty. In respect of contracts where the degree of work completed is certified by either a third party or the customer then turnover is recognised based on these work certificates. In respect of contracts where work certificates are not obtained then turnover is recognised based on a percentage of completion against the contract value. Percentage completion is measured on the basis of costs incurred to the year end against the estimated total costs of the contract. The amount by which turnover exceeds payments on account is classified as ‘‘amounts recoverable on contracts’’ and included in debtors; to the extent that payments on account exceed relevant turnover and long term contract balances, the excess is included as a creditor. The amount of long term contracts, at cost net of amounts transferred to cost of sales, less provision for foreseeable losses and payments on account not matched with turnover, is included within stocks.

DEFERRED TAXATION

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Timing differences are differences between the company’s taxable profits and its results as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements.

Deferred tax is measured at the average tax rates that are expected to apply in the periods in which timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantively enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

FOREIGN CURRENCIES

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of transaction. All differences are taken to the profit and loss account.

LEASED ASSETS AND OBLIGATIONS

Where assets are financed by leasing agreements that give rights approximating to ownership (‘‘finance leases’’), the assets are treated as if they had been purchased outright. The amount capitalised is the present value of the minimum lease payments payable during the lease term. The corresponding leasing commitments are shown as obligations to the lessor.

Lease payments are treated as consisting of capital and interest elements, and the interest is charged to the profit and loss account in proportion to the remaining balance outstanding.

All other leases are ‘‘operating leases’’ and the rentals are charged to profit and loss on a straight line basis over the lease term.

F-25

Orbital Gas Systems Limited

ACCOUNTING POLICIES

RETIREMENT BENEFITS

The company operates a defined contribution scheme. The assets of the scheme are held separately from those of the company in an independently administered fund. The amount charged to the profit and loss account in respect of pension costs is the contributions payable in the period. Differences between contributions payable in the period and contributions actually paid are shown as either accruals or prepayments in the balance sheet.

RESEARCH AND DEVELOPMENT

Research and development is written off to the profit and loss account as it is incurred.

INVESTMENTS

Fixed asset investments are stated at cost. Provision is made for any impairment in the value of fixed asset investments.

TURNOVER

Turnover is recognised at the fair value of the consideration received or receivable for sale of goods and/or services in the ordinary nature of the business. Turnover is shown net of Value Added Tax, of goods sold and services provided to external customers and, in the case of long term contracts, credit is taken appropriate to the stage of completion when the outcome of the contract can be assessed with reasonable certainty. In respect of contracts where the degree of work completed is certified by either a third party or the customer then turnover is recognised based on these work certificates. In respect of contracts where work certificates are not obtained then turnover is recognised based on a percentage of completion against the contract value.

Percentage completion is measured on the basis of costs incurred to the year end against the estimated total costs of the contract.

CASH AND CASH EQUIVALENTS

Cash for the purpose of the cash flow statement comprises cash in hand and deposits repayable on demand less overdrafts repayable on demand.

F-26

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS
for the six months ended 31 December 2012 and 2011

1	TURNOVER

The company’s turnover and profit before taxation were all derived from its principal activity.

In the six months to 31 December 2012 and 2011, 2% and 2%, respectively, of the company’s turnover was derived from markets outside the United Kingdom.

2	INTEREST RECEIVABLE AND SIMILAR INCOME

	2012	2011
	£	£
Bank interest	15,921	8,152

3	INTEREST PAYABLE AND SIMILAR CHARGES

	2012	2011
	£	£
Finance leases	2,951	1,641

4	PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION

	2012	2011
	£	£
Profit on ordinary activities before taxation is stated after charging/(crediting):

Depreciation and amounts written off tangible fixed assets:
Charge for the period:
Owned assets	28,027	23,606
Leased assets	24,410	25,303
Profit/(loss) on disposal of tangible fixed assets	(18,933)	(12,658)
(Profit)/loss on foreign exchange	988	596

Operating lease rentals:
Land and buildings	3,632	14,529
Plant and machinery	66,279	106,726

F-27

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the six months ended 31 December 2012 and 2011

5	EMPLOYEES

	2012	2011
	Number	Number
The average monthly number of persons (including directors) employed by the company during the period was:
Management	10	10
Service	29	26
Administration	40	36
	79	72

Staff costs for the above persons:

	2012	2011
	£	£
Wages and salaries	2,063,523	1,789,426
Social security costs	194,377	154,247
Other pension costs	32,304	30,804
	2,290,204	1,974,477

DIRECTORS’ REMUNERATION

	2012	2011
	£	£
Emoluments	619,408	372,701
Money purchase pension contributions	9,606	8,750
	629,014	381,451

The number of directors to whom retirement benefits were accruing was as follows:

	2012	2011
	Number	Number
Money purchase schemes	2	2

	Highest paid director
	2012	2011
	£	£
Emoluments	350,790	175,699
Money purchase pension contributions	5,000	5,000
	355,790	180,699

F-28

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the six months ended 31 December 2012 and 2011

6	TAXATION

	2012		2011
	£	£	£	£
Current tax:
UK corporation tax on profits of the period	339,991		241,543
Total current tax		339,991		241,543

7	TANGIBLE FIXED ASSETS

			Fixtures
	Freehold	Plant and	and	Computer	Motor
	property	machinery	fittings	equipment	vehicles	Total
	£	£	£	£	£	£
Cost or valuation
At beginning of period	559,080	218,358	237,072	132,825	310,640	1,457,975
Additions	—	2,495	869	14,993	—	18,357
Disposals	—	—	—	—	(29,429)	(29,429)
Reclassification	—	—	—	—	—	—
At end of period	559,080	220,853	237,941	147,818	281,211	1,446,903
Depreciation
At beginning of period	6,826	177,916	155,308	109,916	142,175	592,141
Charged in the period	3,582	5,859	10,023	7,779	25,194	52,437
Disposals	—	—	—	—	(10,496)	(10,496)
Reclassification	—	—	—	—	—	—
At end of period	10,408	183,775	165,331	117,695	156,873	634,082
Net book value
At 31 December 2012	548,672	37,078	72,610	30,123	124,338	812,821
At 31 December 2011	556,848	34,532	90,398	24,572	135,780	842,130
Cost or valuation at 31
December 2012
Cost	9,080	220,853	237,941	147,818	281,211	896,903
Valuation	550,000	—	—	—	—	550,000
	559,080	220,853	237,941	147,818	281,287	1,446,903

Included in the cost or valuation of freehold property is freehold land of £275,000 (2011: £275,000) which is not depreciated. If the freehold property had not been revalued, they would have been included at the following historical cost:

	2012	2011
	£	£
Cost	609,992	609,992
Aggregate depreciation	179,079	168,134
Value of land in freehold property	200,000	200,000

On 23 May 2011 the freehold land and buildings were revalued by Butters John Bee, Chartered Surveyors. The open market value of the freehold interest in the property free from encumbrance, with the benefit of full possession is £550,000. The valuation has been carried out with the guidance notes issued by The Royal Institute of Chartered Surveyors for Asset Valuations.

The net book value of motor vehicles held under hire purchase contracts is £122,501 (2011: £141,074) and the depreciation charged on these assets was £24,412 (2011: £13,458).

F-29

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS
for the six months ended 31 December 2012 and 2011

8	FIXED ASSET INVESTMENTS

The company’s investments at the balance sheet date in share capital of companies include the following:

Name of company	Class and % of shares held	Activity
Orbital Gas (Process and	100% Ordinary	Dormant
Instrumentation) Limited

The subsidiary company is registered in England and Wales.

The carrying value of these investments is £nil (2011: £nil).

9	STOCKS

	2012	2011
	£	£
Raw materials and consumables	140,222	195,209
Work in progress	255,109	600,081
	395,331	795,290

10	DEBTORS

	2012	2011
	£	£
Due within one year:
Trade debtors	1,815,942	1,342,564
Amounts recoverable on contracts	281,964	435,864
	2,097,906	1,778,428

11	CREDITORS: Amounts falling due within one year

	2012	2011
	£	£
Obligations under finance leases and hire purchase contracts	55,930	43,904
Payments received on account	359,041	118,369
Trade creditors	1,069,383	1,085,121
Amounts owed to group undertakings	134,030	134,030
Corporation tax	854,278	431,901
Other taxation and social security	407,838	366,947
Accruals	2,077,679	3,618,259
	4,958,179	5,798,531

The bank facility is secured by a fixed and floating charge on all assets of the company.

The company also has guarantees and bonds to third parties in place issued by the National Westminster Bank Plc of £256,422 and £381,370 at 31 December 2012 and 2011, respectively.

F-30

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the six months ended 31 December 2012 and 2011

12	CREDITORS: Amounts falling due after more than one year

	2012	2011
	£	£
Obligations under finance leases and hire purchase contracts	42,727	71,838

The maturity of obligations under finance leases and hire purchase contracts is as follows:

	2012	2011
	£	£
Within one year	55,930	43,904
Between one and two years	42,727	71,838
In more than two but no more than five years	—	—
	98,657	115,742

13	PROVISIONS FOR LIABILITIES

Deferred
taxation
£
At beginning of period	28,268
Change during the period	—
At end of period	28,268

	2012		2011
	Provided	Unprovided	Provided	Unprovided
	£	£	£	£
Provision for deferred tax has been made as follows:
Excess of tax allowances over depreciation	28,268	—	17,193	—

14	SHARE CAPITAL

	2012	2011
	£	£
Allotted, called up and fully paid: 3,817 ordinary shares of £1 each	3,817	3,817

15	RESERVES

			Capital
	Profit and	Revaluation	redemption
	loss account	reserve	reserve	Total
	£	£	£	£
At 1 July 2012	2,577,765	87,940	1,183	2,666,888
Profit for the period	1,284,973	—	—	1,284,973
At 31 December 2012	3,862,738	87,940	1,183	3,951,861

F-31

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the six months ended 31 December 2012 and 2011

16	RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2012	2011
	£	£
Operating profit	1,611,994	1,116,727
Depreciation charges	52,437	48,909
(Profit)/loss on disposal of fixed assets	18,933	12,658
Decrease/(increase) in stocks	(8,394)	(112,256)
(Increase)/decrease in debtors	1,829,373	1,120,803
(Decrease)/increase in creditors	(1,344,865)	(1,929,173)
NET CASH (OUTFLOW)/INFLOW FROM OPERATING ACTIVITIES	2,159,478	257,668

17	ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

		2012	2011
		£	£
a	RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
	Interest received	15,921	8,152
	Interest element of hire purchase payments	(2,951)	(1,641)
	NET CASH INFLOW FOR RETURNS ON INVESTMENTS AND SERVICING OF FINANCE	12,970	6,511
b	CAPITAL EXPENDITURE
	Purchase of tangible fixed assets	(18,357)	(167,878)
	Sale of tangible fixed assets	536	12,658
	NET CASH OUTFLOW FOR CAPITAL EXPENDITURE	(17,821)	(155,220)
c	FINANCING
	Capital element of finance lease repayments	(18,791)	(13,458)
	Other additions to equity during the period	—	3,502
	NET CASH OUTFLOW FROM FINANCING	(18,791)	(9,956)

18	ANALYSIS OF CHANGES IN NET FUNDS

	At 1	New finance		At 30
	July 2011	leases	Cash flow	June 2012
	£	£	£	£
Net cash:
Cash at bank and in hand	3,883,485	—	1,795,309	5,678,794

Debt:
Finance leases	(117,448)	—	18,791	(98,657)
Total	3,766,037	—	1,814,100	5,580,137

F-32

Orbital Gas Systems Limited

NOTES TO THE FINANCIAL STATEMENTS

for the six months ended 31 December 2012 and 2011

19	OPERATING LEASE COMMITMENTS

At 31 December the company had annual commitments under non-cancellable leases as follows:

	2012			2011
	Land and	Plant and		Land and	Plant and
	buildings	machinery	Total	buildings	machinery	Total
	£	£	£	£	£	£
Other operating leases expiring within 1 year	3,632	39,854	43,486	10,897	39,854	50,751
Other operating leases expiring between 2 and 5 Years	—	26,425	26,425	3,632	66,872	70,504
	3,632	66,279	69,911	14,529	106,726	121,255

20	CAPITAL COMMITMENTS

There were £nil and £nil capital commitments at 31 December 2012 and 2011, respectively.

21	PENSION COMMITMENTS

The company operates a defined contribution pension scheme.

The pension cost charge represents contributions payable by the company and amounted to £41,910 and £39,554 at 31 December 2012 and 2011, respectively. There were no outstanding or prepaid contributions at either the beginning or end of the financial period.

22	U.S. GAAP RECONCILIATION

Management performed an analysis of the differences between U.K. GAAP and U.S. GAAP. Based upon this review, the following is the U.S. GAAP reconciliation of the Orbital financial statements prepared under U.K. GAAP:

	For the Six Months Ended December 31,
	2012		2011
	Profit and	Shareholders	Profit and	Shareholders
	Loss	Funds	Loss	Funds
RESULTS UNDER U.K. GAAP
Profit for the financial year	£1,284,973		£881,695
Surplus on Shareholders Funds		£3,955,678		£1,766,381

U.S. GAAP REPORTING ADJUSTMENTS
Reversal of revaluation reserve	—	(87,940)	—	(85,172)
Accrual for paid time off	(9,000)	(9,000)	(7,000)	(7,000)
RESULTS UNDER U.S. GAAP	£1,275,973	£3,858,738	£874,695	£1,674,209

U.K. GAAP allows for the revaluation of fixed assets. The Company has over time recorded a surplus balance in the revaluation reserve account. U.S. GAAP does not allow for the revaluation of fixed assets and therefore this balance has been reversed.

U.K. GAAP does not contain provisions for the accrual for vacation or paid time off. U.S. GAAP requires that an employer accrue for employees compensation of future absences that have been earned and are payable.

F-33